UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report June 16, 1997

               GRIFFIN REAL ESTATE FUND-IV, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-13426

                   IRS Employer Identification No. 41-1470203

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828



Item 2.  Acquisition or disposition of assets.


                       DISPOSITION OF RAVENWOOD APARTMENTS
                               OF CINCINNATI, OHIO


Griffin Ravenwood Joint Venture is a joint venture between Griffin Real Estate Fund-IV, A Limited Partnership (30% owner) and Griffin Real Estate Fund-V, A Limited Partnership (70% owner). The joint venture's only investment was Ravenwood Apartments which is located at 2220 Westwood Northern Boulevard, Cincinnati, Ohio.

On June 16, 1997, Griffin Ravenwood Joint Venture sold Ravenwood Apartments to Anglo Edison Ravenwood LLC of San Diego, California.

Description of Property

Ravenwood Apartments is a 190 unit apartment complex located at 2220 Westwood Northern Boulevard, Cincinnati, Ohio. The property was originally acquired by Griffin Ravenwood Joint Venture on April 30, 1985 for $3,965,000. A down payment of $965,000 was made with the balance of $3,000,000 financed by a first mortgage loan. On December 10, 1993 the property debt was refinanced with a new $3,105,500 first mortgage and the original mortgage was extinguished.

Sale of Property

The Ravenwood Apartments sales price of $3,450,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-IV, to any affiliates of Griffin Real Estate Fund-IV, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $3,020,785, and accrued interest of $12,385 and sales costs were paid.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-IV,

                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1996

                                                                                    * After
                                                                                  Disposition
ASSETS:                                        Actual           Adjustment          Proforma
                                            ------------       ------------       ------------
Cash and cash equivalents                   $    609,754       $     53,658       $    663,412
Real estate tax escrow deposits                  411,931            (30,261)           381,670
Receivables and other assets                      49,028             (5,410)            43,618
                                            ------------       ------------       ------------
  Total                                        1,070,713             17,987          1,088,700
                                            ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
Land                                           1,203,093           (138,000)         1,065,093
Buildings and improvements                    14,715,385         (1,083,555)        13,631,830
Furniture and equipment                        1,009,394           (119,607)           889,787
                                            ------------       ------------       ------------
   Total                                      16,927,872         (1,341,162)        15,586,710
Less accumulated depreciation                  7,628,555           (611,280)         7,017,275
                                            ------------       ------------       ------------
Property and equipment - net                   9,299,317           (729,882)         8,569,435
                                            ------------       ------------       ------------

Deferred expenses (less accumulated
  amortization -$119,444)                        267,937            (27,274)           240,663
                                            ------------       ------------       ------------
  TOTAL ASSETS                              $ 10,637,967       $   (739,169)      $  9,898,798
                                            ============       ============       ============


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
Accounts payable:
  Affiliate                                 $      2,299       $       --         $      2,299
  Other                                          529,496            (30,820)           498,676
Security deposits                                 88,396             (6,086)            82,310
Accrued interest                                  96,863             (7,186)            89,677
Mortgage notes payable                        12,267,599           (910,080)        11,357,519
                                            ------------       ------------       ------------
  Total liabilities                           12,984,653           (954,172)        12,030,481
                                            ------------       ------------       ------------

PARTNERS' EQUITY:
General Partners                                (224,576)             2,150           (222,426)
Limited Partners                              (2,122,110)           212,853         (1,909,257)
                                            ------------       ------------       ------------
  Total Partners' Equity                      (2,346,686)           215,003         (2,131,683)
                                            ------------       ------------       ------------

TOTAL LIABILITIES AND PARTNERS' EQUITY      $ 10,637,967       $   (739,169)      $  9,898,798
                                            ============       ============       ============


* The after disposition proforma represents the historcial operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                             *After Disposition
REVENUES:                                         Actual        Adjustments       Proforma
                                                ----------      ----------       ----------
Rent (less apartment vacancies: 1996,
   $293,423)                                    $3,514,289      $ (258,282)      $3,256,007
Interest                                            25,518            (671)          24,847
Other                                              125,451          (6,660)         118,791
                                                ----------      ----------       ----------
   Total revenues                                3,665,258        (265,613)       3,399,645
                                                ----------      ----------       ----------

EXPENSES:
Interest                                         1,148,724         (85,111)       1,063,613
Depreciation and amortization                      631,352         (50,166)         581,186
Real Estate Taxes                                  449,127         (23,299)         425,828
Repairs and maintenance                            331,065         (31,662)         299,403
Utilities                                          271,304         (32,390)         238,914
Salaries and employee benefits                     416,257         (58,098)         358,159
Management fees to related parties                 195,590         (13,017)         182,573
Administrative                                     109,610         (11,658)          97,952
Insurance                                           75,746          (8,331)          67,415
Bad Debt                                            10,408          (3,129)           7,279
Other                                               13,252             (48)          13,204
                                                ----------      ----------       ----------

   Total Expenses                                3,652,435        (316,909)       3,335,526
                                                ----------      ----------       ----------

NET INCOME (LOSS)                               $   12,823      $   51,296       $   64,119
                                                ==========      ==========       ==========


NET INCOME (LOSS) ALLOCATED TO GENERAL
PARTNER                                         $      128      $      513       $      641
                                                ==========      ==========       ==========

NET INCOME (LOSS) ALLOCATED TO LIMITED
PARTNERS                                        $   12,695      $   50,783       $   63,478
                                                ==========      ==========       ==========

PER UNIT:

NET INCOME (LOSS)                               $      .96      $     3.85       $     4.81
                                                ==========      ==========       ==========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                 MARCH 31, 1997
                                   (unaudited)

                                                                          *After Disposition
ASSETS:                                   Actual          Adjustments          Proforma
                                       ------------       ------------       ------------
Cash and cash equivalents              $    513,080       $     78,559       $    591,639
Receivables and other assets                717,294            (65,718)           651,576
                                       ------------       ------------       ------------
    Total                                 1,230,374             12,841          1,243,215
                                       ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
   Land                                   1,203,093           (138,000)         1,065,093
   Buildings and Improvements            14,715,385         (1,083,555)        13,631,830
   Furniture and Equipment                1,009,394           (119,607)           889,787
                                       ------------       ------------       ------------
Total                                    16,927,872         (1,341,162)        15,586,710
  Less accumulated depreciation           7,777,082           (622,631)         7,154,451
                                       ------------       ------------       ------------
  Property and Equipment- net             9,150,790           (718,531)         8,432,259
                                       ------------       ------------       ------------

TOTAL ASSETS                           $ 10,381,164       $   (705,690)      $  9,675,474
                                       ============       ============       ============


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
        liabilities                    $    570,642       $    (18,482)      $    552,160
   Security Deposit                          86,691             (6,324)            80,367
   Mortgage notes payable                12,242,179           (908,195)        11,333,984
                                       ------------       ------------       ------------
        Total liabilities                12,899,512           (933,001)        11,966,511
                                       ------------       ------------       ------------

PARTNERS' EQUITY:
   General Partners                        (231,848)             2,273           (229,575)
   Limited Partners                      (2,286,500)           225,038         (2,061,462)
                                       ------------       ------------       ------------
        Total Partners' Equity           (2,518,348)           227,311         (2,291,037)
                                       ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                       $ 10,381,164       $   (705,690)      $  9,675,474
                                       ============       ============       ============


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                          GRIFFIN REAL ESTATE FUND-IV,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (unaudited)

                                                              *After Disposition
REVENUES:                           Actual       Adjustments       Proforma
                                  ---------       ---------       ---------

Rental Income                     $ 873,789       $ (64,684)      $ 809,105
Interest Income                       5,931             (60)          5,871
Other Income                         23,617          (1,533)         22,084
                                  ---------       ---------       ---------

    Total Revenues                  903,337         (66,277)        837,060
                                  ---------       ---------       ---------

OPERATING EXPENSES:
Operating Expenses                  495,308         (46,762)        448,546
Interest Expense                    282,534         (20,960)        261,574
Depreciation and amortization       158,212         (12,338)        145,874
                                  ---------       ---------       ---------

    Total Operating Expenses        936,054         (80,060)        855,994
                                  ---------       ---------       ---------

NET INCOME                          (32,717)         13,783         (18,934)

NET INCOME ALLOCATED
   TO GENERAL PARTNER                  (327)            138            (189)
                                  ---------       ---------       ---------

NET INCOME ALLOCATED
   TO LIMITED PARTNERS            $ (32,390)      $  13,645       $ (18,745)
                                  =========       =========       =========

NET INCOME                        $   (2.45)      $    1.03       $   (1.42)
                                  =========       =========       =========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GRIFFIN REAL ESTATE FUND IV,
                                          A LIMITED PARTNERSHIP

                                          BY:  GRIFFIN ASSOCIATES IV
                                             ITS GENERAL PARTNER



Date: July 1, 1997                        BY:  /s/ Larry D. Fransen
                                              ---------------------------------
                                              Larry D. Fransen
                                              General Partner